Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree and consent, pursuant to Rule 13d-1(k), to the joint filing of all Schedules 13D and/or Schedules 13G (including any amendments thereto) on behalf of such parties with respect to the Issuer.

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

TELEPHONE AND DATA SYSTEMS, INC.
Signature:	/s/ Walter C. D. Carlson
Name/Title:	Walter C. D. Carlson, President and Chief Executive Officer
Date:	05/08/2026

TRUSTEES OF AMENDMENT AND RESTATEMENT (DATED AS OF APRIL 22, 2005) OF VOTING TRUST UNDER AGREEMENT DATED AS OF JUNE 30, 1989
Signature:	/s/ Walter C. D. Carlson
Name/Title:	Walter C. D. Carlson, Trustee
Date:	05/08/2026

Signature:	/s/ Letitia G. Carlson, M.D.
Name/Title:	Letitia G. Carlson, M.D., Trustee
Date:	05/08/2026

Signature:	/s/ Prudence E. Carlson
Name/Title:	Prudence E. Carlson, Trustee
Date:	05/08/2026

APPENDIX A

DIRECTORS OF TDS

(I)	(a)	Name:
Walter C. D. Carlson
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
President and Chief Executive Officer of Telephone and Data Systems, Inc.
	(f)	Citizenship:
United States
(II)	(a)	Name:
LeRoy T. Carlson, Jr.
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
Vice Chair of Telephone and Data Systems, Inc.
	(f)	Citizenship:
United States
(III)	(a)	Name:
Kenneth S. Dixon
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
President and Chief Executive Officer of TDS Telecommunications LLC, a wholly-owned subsidiary of Telephone and Data Systems, Inc.
	(f)	Citizenship:
United States
(IV)	(a)	Name:
Letitia G. Carlson, M.D.
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
Physician and Clinical Professor at George Washington University Medical Faculty Associates
	(f)	Citizenship:
United States

(V)	(a)	Name:
Prudence E. Carlson
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602

	(c)	Present Principal Occupation or Employment:
Private Investor
	(f)	Citizenship:
United States
(VI)	(a)	Name:
Kimberly D. Dixon
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
Private Investor
	(f)	Citizenship:
United States
(VII)	(a)	Name:
George W. Off
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
Private Investor
	(f)	Citizenship:
United States
(VIII)	(a)	Name:
Christopher D. O’Leary
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
Private Investor
	(f)	Citizenship:
United States

(IX)	(a)	Name:
Wade Oosterman
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
Private Investor
	(f)	Citizenship:
Canadian
(X)	(a)	Name:
Vicki L. Villacrez

	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
Executive Vice President and Chief Financial Officer of Telephone and Data Systems, Inc. and Executive Vice President, Chief Financial Officer and Treasurer of Array Digital Infrastructure, Inc.
	(f)	Citizenship:
United States
(XI)	(a)	Name:
Dirk S. Woessner
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
Senior Vice President at Warburg Pincus Deutschland GmbH
	(f)	Citizenship:
German
(XII)	(a)	Name:
Napoleon B. Rutledge, Jr.
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
Senior Vice President and Chief Accounting Officer, McKesson Corporation
	(f)	Citizenship:
United States

APPENDIX B

EXECUTIVE OFFICERS OF TDS

(I)	(a)	Name:
Walter C. D. Carlson
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
President and Chief Executive Officer of Telephone and Data Systems, Inc.
	(f)	Citizenship:
United States
(II)	(a)	Name:
LeRoy T. Carlson, Jr.
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
Vice Chair of Telephone and Data Systems, Inc.
	(f)	Citizenship:
United States
(III)	(a)	Name:
Kenneth S. Dixon
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
President and Chief Executive Officer of TDS Telecommunications LLC, a wholly-owned subsidiary of Telephone and Data Systems, Inc.
	(f)	Citizenship:
United States
(IV)	(a)	Name:
Joseph R. Hanley
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
Senior Vice President - Strategy and Corporate Development of Telephone and Data Systems, Inc.
	(f)	Citizenship:
United States
(V)	(a)	Name:
Anthony J. M. Carlson

	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
President and Chief Executive Officer of Array Digital Infrastructure, Inc.
	(f)	Citizenship:
United States
(VI)	(a)	Name:
Vicki L. Villacrez
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
Executive Vice President and Chief Financial Officer of Telephone and Data Systems, Inc. and Executive Vice President, Chief Financial Officer and Treasurer of Array Digital Infrastructure, Inc.
	(f)	Citizenship:
United States

APPENDIX C

TRUSTEES OF THE VOTING TRUST

(I)	(a)	Name:
Walter C. D. Carlson
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
President and Chief Executive Officer of Telephone and Data Systems, Inc.
	(f)	Citizenship:
United States
(II)	(a)	Name:
Letitia G. Carlson, M.D.
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
Physician and Clinical Professor at George Washington University Medical Faculty Associates
	(f)	Citizenship:
United States
(III)	(a)	Name:
Prudence E. Carlson
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
Private Investor
	(f)	Citizenship:
United States
(IV)	(a)	Name:
Anthony J. M. Carlson
	(b)	Business Address:
Telephone and Data Systems, Inc. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602
	(c)	Present Principal Occupation or Employment:
President and Chief Executive Officer at Array Digital Infrastructure, Inc.
	(f)	Citizenship:
United States

APPENDIX D

Name	Number of Common Shares Beneficially Owned as of Latest Practicable Date	Percentage of the Issuer’s Common Shares
Kenneth S. Dixon	-0-	—
Anthony J. M. Carlson	17,830	—
LeRoy T. Carlson, Jr.	-0-	—
Letitia G. Carlson, M.D.	-0-	—
Prudence E. Carlson	-0-	—
Walter C. D. Carlson	44,628	*
Kimberly D. Dixon	-0-	—
Joseph R. Hanley	-0-	—
George W. Off	-0-	—
Christopher D. O’Leary	-0-	—
Wade Oosterman	-0-	—
Vicki L. Villacrez	-0-	—
Dirk S. Woessner	-0-	—
Napoleon B. Rutledge, Jr	-0-	—
TOTAL	62,458	*
*Less than 1%